SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2001

PACIFIC GULF PROPERTIES INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	1-12546 (Commission File Number)	33-0577520 (IRS Employer Identification No.)

4220 Von Karman Ave, Second Floor Newport Beach, California (Address of Principal Executive Offices)	92660-2002 (Zip Code)

Registrant’s telephone number, including area code: (949) 223-5000

None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other.

     Filed herewith as Exhibit 99.1 is a press release issued on August 15, 2001 by Pacific Gulf Properties Inc. announcing the results of its special meeting of shareholders on August 14, 2001 and announcing its record date for determining those shareholders who are entitled to receive a beneficial interest in a liquidating trust established by Pacific Gulf.

Item 7.   Financial Statements and Exhibits.

(c)	Exhibits.

               The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description

99.1	Press Release of Pacific Gulf Properties Inc. issued on August 15, 2001.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC GULF PROPERTIES INC.

Date: August 15, 2001	By:	/s/ Donald G. Herrman

Donald G. Herrman Executive Vice President and Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Pacific Gulf Properties Inc. issued on August 15, 2001.